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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               August 20, 2001
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                             HA-LO INDUSTRIES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                         Commission file number: 0-13525

                  Delaware                               36-3573412
                  --------                               ----------
(State or other jurisdiction of incorporation  (IRS Employer Identification No.)
             or organization)

                    5800 TOUHY AVENUE, NILES, ILLINOIS 60714
               (Address of principal executive offices, Zip Code)


        Registrant's telephone number, including area code: (847) 600-3000

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ITEM 5. OTHER EVENTS:


In light of the Company's filing of a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on July 30, 2001, the registrant requires additional time to finalize, and the external auditors require additional time to review, the registrant's financial statements and disclosures for the quarter ended June 30, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS:

None.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HA-LO INDUSTRIES, INC.


Dated: August 20, 2001                  /s/  Gregory J. Kilrea
                                        ----------------------------------
                                             Gregory J. Kilrea
                                             Duly Authorized Officer
                                             and Chief Financial Officer


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